UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-0523

The Dreyfus Fund Incorporated
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	06/30/2012

1

FORM N-CSR

Item 1.      Reports to Stockholders.

2

The Dreyfus Fund
Incorporated

SEMIANNUAL REPORT
June 30, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

The Dreyfus Fund
Incorporated

The Fund

A LETTER FROM THE CHAIRMAN & CEO

Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Fund Incorporated, covering the six-month period from January 1, 2012, through June 30, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Economic optimism helped drive stock prices higher in early 2012 when investors responded positively to improving U.S. employment trends and measures by European policymakers to address the region’s sovereign debt crisis. However, political developments later raised doubts about some of Europe’s proposed solutions, and U.S. economic data weakened in the spring. Consequently, U.S. stocks gave back their previous gains, and most major market indices ended the first half of the year close to where they began.

Despite the recent downturn in market sentiment, we believe the U.S. and global economies are likely to remain on mildly upward trajectories. In our judgment, current sluggishness is at least partly due to the lagging effects of tighter monetary policies in some areas of the world, and we expect stronger growth when a shift to more accommodative policies begins to have an impact on global economic activity. In addition, the adjustment among U.S. exporters to weaker European demand and slower economic growth in certain emerging markets should be largely completed later this year, setting the stage for better business conditions in 2013.

As always, we encourage you to discuss our observations with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2012, through June 30, 2012, as provided by Sean P. Fitzgibbon, David Sealy and Barry Mills, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2012, The Dreyfus Fund Incorporated produced a total return of 10.37%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, provided a total return of 9.48% for the same period.2

Equity markets rose sharply during the first quarter of 2012, buoyed by positive macroeconomic developments in domestic and international markets. However, a more challenging environment in the second quarter caused stocks to give up some of their earlier gains.The fund produced higher returns than its benchmark, primarily on the strength of our stock selection strategy in the information technology, health care and industrials sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal.To pursue these goals, the fund focuses on large-capitalization U.S. companies with strong positions in their industries and catalysts that can trigger a price increase. We use fundamental analysis to create a broadly diversified portfolio composed of a blend of growth stocks, value stocks and stocks that exhibit characteristics of both investment styles. We select stocks based on how shares are priced relative to the underlying company’s perceived intrinsic worth, the sustainability or growth of earnings or cash flow, and the company’s financial health.

Macroeconomic Shifts Drove Market Volatility

Despite a number of persistent domestic economic challenges, improving employment trends reassured investors that the U.S. economy remained on track for continued growth. Hopes also rose that measures implemented by monetary and fiscal policymakers in the European Union

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

might prevent fiscal instability from spreading from Greece to other nations in a region struggling with heavy debt loads and compromised banking systems. These positive developments drove markets sharply higher during the first quarter of 2012.

However, investor confidence slipped in the spring when domestic employment gains fell short of expectations. Global developments further undermined equity markets.The first round of Greek elections cast doubt on the political viability of the European bailout plan, and several Spanish banks edged closer to failure due to mounting commercial real estate and mortgage losses. Meanwhile, economic growth in China slowed in response to inflation-fighting programs, threatening a major engine of global growth. As a result, equity markets lost ground in April and May, but rebounded to a degree in June when a second round of Greek elections and new European economic initiatives eased macroeconomic concerns.

Strong Stock Selections Bolstered Fund Performance

The information technology sector generated some of the fund’s better returns compared to the benchmark, with gains led by electronics innovator Apple, a significantly overweighted position as well as the fund’s largest single holding. Other top performers included cloud computing and database management companies salesforce.com and Citrix Systems, both of which reported solid growth in the face of economic uncertainty. Although a few stocks, such as memory storage maker SanDisk, lagged market averages, most of the fund’s information technology holdings contributed positively to relative performance.

The health care and industrials sectors also delivered relatively good returns. Pharmaceutical giant Merck & Co. won a patent challenge involving a key drug and continued to make progress on developing a robust pipeline of new drugs. Medical instrument and device makers, such as Covidien and Zimmer Holdings, benefited from signs of stabilization in the number of hospital procedures. Among industrial companies, engine maker Cummins gained ground due to increased truck sales, and intermodal freight services provider J.B. Hunt Transport Services maintained a competitive pricing advantage based on favorable long-term contracts. Other top holdings included home builder Toll Brothers and apparel designer Michael Kors Holdings.

On a more negative note, the fund’s relative performance suffered due to weak returns from a few consumer staples holdings, including battery maker Energizer Holdings and beauty products seller Avon Products. We also missed a nice run inWal-Mart Stores, but did add the name later in the reporting period. Underweighted exposure to the utilities sector detracted from relative performance as well, as did energy holdings such as National Oilwell Varco and Anadarko Petroleum, that proved vulnerable to negative investor sentiment given declining oil prices. Finally, heavy equipment maker Caterpillar was hurt by concerns regarding slowing global growth.

Taking Advantage of a Volatile Market

Heightened levels of market volatility have provided us with opportunities to take profits in more richly valued positions when markets have risen, and to add to more attractively valued holdings as markets have declined. For example, we have trimmed some of the fund’s investments in cloud computing companies in response to moderating growth, and we have eliminated the fund’s exposure to the utilities sector. On the other hand, we have added a few materials stocks to the portfolio, and we further increased the fund’s exposure to the health care and consumer staples sectors, two areas in which the fund currently holds significantly overweighted exposure.

July 16, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in an index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Fund Incorporated from January 1, 2012 to June 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2012

Expenses paid per $1,000†	$4.08
Ending value (after expenses)	$1,103.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2012

Expenses paid per $1,000†	$3.92
Ending value (after expenses)	$1,020.98

† Expenses are equal to the fund’s annualized expense ratio of .78%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2012 (Unaudited)

Common Stocks—99.6%	Shares	Value ($)
Automobiles & Components—.5%
Delphi Automotive	184,540	4,705,770
Banks—3.3%
Bank of America	829,250	6,783,265
Wells Fargo & Co.	766,880	25,644,467
		32,427,732
Capital Goods—5.5%
Caterpillar	148,030	12,569,227
Eaton	136,650 [a]	5,415,440
Energizer Holdings	114,790 [b]	8,637,948
General Electric	1,361,440	28,372,410
		54,995,025
Commercial & Professional Services—.8%
Robert Half International	280,310	8,008,457
Consumer Durables & Apparel—4.1%
Michael Kors Holdings	190,620	7,975,541
Newell Rubbermaid	526,030	9,542,184
Stanley Black & Decker	144,540	9,302,594
Toll Brothers	254,680 [b]	7,571,636
Under Armour, Cl. A	64,310 [a,b]	6,076,009
		40,467,964
Consumer Services—.8%
Carnival	245,270	8,405,403
Diversified Financials—8.5%
Affiliated Managers Group	106,776 [b]	11,686,633
American Express	256,390	14,924,462
Capital One Financial	178,700	9,767,742
Discover Financial Services	232,760	8,048,841
IntercontinentalExchange	79,160 [b]	10,764,177

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Diversified Financials (continued)
JPMorgan Chase & Co.	469,610	16,779,165
Moody’s	194,040	7,092,162
T. Rowe Price Group	87,690	5,520,962
		84,584,144
Energy—10.8%
Anadarko Petroleum	178,200	11,796,840
Apache	91,860	8,073,575
Chevron	248,500	26,216,750
Ensco, Cl. A	216,740	10,180,278
EOG Resources	72,610	6,542,887
LyondellBasell Industries, Cl. A	131,880	5,310,808
National Oilwell Varco	251,860	16,229,858
Occidental Petroleum	154,210	13,226,592
TransCanada	234,230[a]	9,814,237
		107,391,825
Exchange Traded Funds—1.0%
Standard & Poor’s Depository
Receipts S&P 500 ETF Trust	72,820[a]	9,910,802
Food & Staples Retailing—2.6%
Wal-Mart Stores	197,380	13,761,334
Whole Foods Market	123,941	11,814,056
		25,575,390
Food, Beverage & Tobacco—9.1%
Coca-Cola	241,810	18,907,124
Coca-Cola Enterprises	350,610	9,831,104
Kraft Foods, Cl. A	317,590	12,265,326
PepsiCo	319,250	22,558,205
Philip Morris International	305,280	26,638,733
		90,200,492

Common Stocks (continued)	Shares	Value ($)
Health Care Equipment & Services—5.9%
Cigna	202,940	8,929,360
Covidien	335,975	17,974,663
McKesson	105,730	9,912,188
St. Jude Medical	218,490	8,719,936
Zimmer Holdings	209,970	13,513,669
		59,049,816
Household & Personal Products—.6%
Avon Products	338,840	5,492,596
Insurance—.8%
Chubb	109,470	7,971,605
Media—2.7%
News, Cl. A	607,880	13,549,645
Viacom, Cl. B	279,520	13,143,030
		26,692,675
Pharmaceuticals,
Biotechnology & Life Sciences—8.0%
Amylin Pharmaceuticals	229,240 [b]	6,471,445
Johnson & Johnson	151,460	10,232,638
Merck & Co.	550,000	22,962,500
Pfizer	1,212,530	27,888,190
Sanofi, ADR	306,190	11,567,858
		79,122,631
Real Estate—.8%
CBRE Group, Cl. A	482,520 [b]	7,894,027
Retailing—6.6%
Amazon.com	63,680 [b]	14,541,328
Dick’s Sporting Goods	189,920	9,116,160
Dollar General	135,970 [b]	7,395,408
Limited Brands	187,590	7,978,203

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Retailing (continued)
Macy’s	283,220	9,728,607
Nordstrom	173,240	8,608,296
PVH	103,290	8,034,929
		65,402,931
Software & Services—10.0%
Citrix Systems	99,880[b]	8,383,927
F5 Networks	81,580[b]	8,122,105
Google, Cl. A	29,253[b]	16,968,788
Informatica	150,830[b]	6,389,159
International Business Machines	97,400	19,049,492
Oracle	551,868	16,390,480
Red Hat	121,190[b]	6,844,811
Salesforce.com	76,020[b]	10,510,525
VMware, Cl. A	72,290[b]	6,581,282
		99,240,569
Technology Hardware & Equipment—11.7%
Apple	96,936[b]	56,610,624
Broadcom, Cl. A	258,770[b]	8,746,426
QUALCOMM	327,830	18,253,574
Texas Instruments	446,100	12,798,609
Tyco International	366,565	19,372,960
		115,782,193
Telecommunication Services—3.2%
AT&T	904,440	32,252,330
Transportation—2.3%
FedEx	139,940	12,819,904
JB Hunt Transport Services	160,550	9,568,780
		22,388,683
Total Common Stocks
(cost $837,026,394)		987,963,061

Investment of Cash Collateral
for Securities Loaned—1.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $17,033,601)	17,033,601[c]	17,033,601
Total Investments (cost $854,059,995)	101.3%	1,004,996,662
Liabilities, Less Cash and Receivables	(1.3%)	(12,586,966)
Net Assets	100.0%	992,409,696

ADR—American Depository Receipts

a Security, or portion thereof, on loan.At June 30, 2012, the value of the fund’s securities on loan was $18,884,397 and the value of the collateral held by the fund was $18,770,821, consisting of cash collateral of $17,033,601 and
U.S. Government and Agency Securities valued at $1,737,220.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Technology Hardware & Equipment	11.7	Media	2.7
Energy	10.8	Food & Staples Retailing	2.6
Software & Services	10.0	Transportation	2.3
Food, Beverage & Tobacco	9.1	Money Market Investment	1.7
Diversified Financials	8.5	Exchange Traded Funds	1.0
Pharmaceuticals,		Consumer Services	.8
Biotechnology & Life Sciences	8.0	Commercial & Professional Services	.8
Retailing	6.6	Insurance	.8
Health Care Equipment & Services	5.9	Real Estate	.8
Capital Goods	5.5	Household & Personal Products	.6
Consumer Durables & Apparel	4.1	Automobiles & Components	.5
Banks	3.3
Telecommunication Services	3.2		101.3

† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2012 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $18,884,397)—Note 1(b):
Unaffiliated issuers	837,026,394	987,963,061
Affiliated issuers	17,033,601	17,033,601
Receivable for investment securities sold		25,581,489
Dividends and securities lending income receivable		1,430,584
Receivable for shares of Common Stock subscribed		4,515
Prepaid expenses		16,524
		1,032,029,774
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		698,771
Cash overdraft due to Custodian		454,959
Payable for investment securities purchased		20,889,467
Liability for securities on loan—Note 1(b)		17,033,601
Payable for shares of Common Stock redeemed		286,688
Accrued expenses		256,592
		39,620,078
Net Assets ($)		992,409,696
Composition of Net Assets ($):
Paid-in capital		870,480,577
Accumulated undistributed investment income—net		1,144,954
Accumulated net realized gain (loss) on investments		(30,152,502)
Accumulated net unrealized appreciation
(depreciation) on investments		150,936,667
Net Assets ($)		992,409,696
Shares Outstanding
(500 million shares of $1 par value Common Stock authorized)		107,109,904
Net Asset Value, offering and redemption price per share ($)		9.27

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2012 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $113,867 foreign taxes withheld at source):
Unaffiliated issuers	8,843,474
Affiliated issuers	8,663
Income from securities lending—Note 1(b)	36,458
Total Income	8,888,595
Expenses:
Management fee—Note 3(a)	3,268,610
Shareholder servicing costs—Note 3(b)	368,370
Professional fees	106,847
Custodian fees—Note 3(b)	72,086
Prospectus and shareholders’ reports	37,723
Directors’ fees and expenses—Note 3(c)	19,879
Registration fees	16,193
Loan commitment fees—Note 2	3,936
Interest expense—Note 2	74
Miscellaneous	4,707
Total Expenses	3,898,425
Less—reduction in fees due to earnings credits—Note 3(b)	(1,405)
Net Expenses	3,897,020
Investment Income—Net	4,991,575
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	24,875,275
Net realized gain (loss) on options transactions	1,052,664
Net Realized Gain (Loss)	25,927,939
Net unrealized appreciation (depreciation) on investments	65,924,621
Net Realized and Unrealized Gain (Loss) on Investments	91,852,560
Net Increase in Net Assets Resulting from Operations	96,844,135

See notes to financial statements.

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2012	Year Ended
	(Unaudited)	December 31, 2011
Operations ($):
Investment income—net	4,991,575	11,306,175
Net realized gain (loss) on investments	25,927,939	77,631,219
Net unrealized appreciation
(depreciation) on investments	65,924,621	(139,052,942)
Net Increase (Decrease) in Net Assets
Resulting from Operations	96,844,135	(50,115,548)
Dividends to Shareholders from ($):
Investment income—net	(4,954,615)	(11,219,845)
Capital Stock Transactions ($):
Net proceeds from shares sold	5,284,423	39,855,355
Dividends reinvested	4,257,246	9,617,439
Cost of shares redeemed	(49,128,705)	(89,556,071)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(39,587,036)	(40,083,277)
Total Increase (Decrease) in Net Assets	52,302,484	(101,418,670)
Net Assets ($):
Beginning of Period	940,107,212	1,041,525,882
End of Period	992,409,696	940,107,212
Undistributed investment income—net	1,144,954	1,107,994
Capital Share Transactions (Shares):
Shares sold	583,027	4,367,498
Shares issued for dividends reinvested	449,712	1,101,759
Shares redeemed	(5,319,968)	(9,979,632)
Net Increase (Decrease) in Shares Outstanding	(4,287,229)	(4,510,375)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2012			Year Ended December 31,
	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	8.44	8.99	7.80	6.14	10.25	10.48
Investment Operations:
Investment income—net[a]	.05	.10	.07	.08	.13	.17
Net realized and unrealized
gain (loss) on investments	.83	(.55)	1.19	1.67	(3.98)	.65
Total from
Investment Operations	.88	(.45)	1.26	1.75	(3.85)	.82
Distributions:
Dividends from
investment income—net	(.05)	(.10)	(.07)	(.09)	(.13)	(.17)
Dividends from net realized
gain on investments	—	—	—	—	(.13)	(.88)
Total Distributions	(.05)	(.10)	(.07)	(.09)	(.26)	(1.05)
Net asset value,
end of period	9.27	8.44	8.99	7.80	6.14	10.25
Total Return (%)	10.37[b]	(5.05)	16.30	28.75	(38.21)	7.89
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.78[c]	.77	.78	.80	.76	.73
Ratio of net expenses
to average net assets	.78[c]	.77	.78	.79	.75	.73
Ratio of net investment income
to average net assets	1.00[c]	1.11	.84	1.18	1.48	1.60
Portfolio Turnover Rate	30.79[b]	67.60	60.06	77.88	76.31	44.08
Net Assets, end of period
($ x 1,000)	992,410	940,107	1,041,526	966,117	815,876	1,427,655

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

The Dreyfus Fund Incorporated (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked price.These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	933,203,538	—	—	933,203,538
Equity Securities—
Foreign†	44,848,721	—	—	44,848,721
Exchange
Traded Funds	9,910,802	—	—	9,910,802
Mutual Funds	17,033,601	—	—	17,033,601
† See Statement of Investments for additional detailed categorizations.

For the period ended June 30, 2012, there were no transfers of exchange traded securities or mutual funds between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. At June 30, 2012, the value of the collateral was 99.4% of the market value of the securities on loan. The fund received additional collateral subse-

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

quent to period end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2012, The Bank of New York Mellon earned $15,625 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Other investment companies advised by Dreyfus are considered to be “affiliated” with the fund.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended June 30, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2011 ($)	Purchases ($)	Sales ($)	(6/30/2012$)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	3,204,049	130,840,062	134,044,111	—	—
Dreyfus
Institutional
Cash
Advantage
Fund	13,969,863	174,016,369	170,952,631	17,033,601	1.7
Total	17,173,912	304,856,431	304,996,742	17,033,601	1.7

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $45,637,544 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2011. If not applied, the carryover expires in fiscal year 2017.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2011 was as follows: ordinary income $11,219,845. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2012 was approximately $12,600 with a related weighted average annualized interest rate of 1.18%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is payable monthly, based on the following annual percentages of the value of the fund’s average daily net assets: .65% of the first $1.5 billion; .625% of the next $500 million; .60% of the next $500 million; and .55% over $2.5 billion.

The Agreement also provides for an expense reimbursement from the Manager should the fund’s aggregate expenses, exclusive of taxes and brokerage commissions, exceed 1% of the value of the fund’s average daily net assets for any full fiscal year. No expense reimbursement was required pursuant to the Agreement during the period ended June 30, 2012.

(b) The fund compensates Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. Since May 29, 2012, DTI has also provided certain cash management services for the fund. During the period ended June 30, 2012, the fund was charged $177,056 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2012, the fund was charged $72,086 pursuant to the custody agreement.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2012, the fund was charged $29,317 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1,405.

During the period ended June 30, 2012, the fund was charged $3,183 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $523,252, custodian fees $24,336, Chief Compliance Officer fees $3,183 and transfer agency per account fees $148,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and options transactions, during the period ended June 30, 2012, amounted to $304,275,215 and $341,106,499, respectively.

Options Transactions:The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute for an investment.The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written during the period ended June 30, 2012:

			Options Terminated
	Number of	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
December 31, 2011	—	—
Contracts written	3,985	1,248,300
Contracts terminated:
Contracts closed	1,200	360,083	195,636	164,447
Contracts expired	2,785	888,217	—	888,217
Total contracts terminated	3,985	1,248,300	195,636	1,052,664
Contracts Outstanding
June 30, 2012	—	—

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2012:

Average Market Value ($)
Equity options contracts	207,582

At June 30, 2012, accumulated net unrealized appreciation on investments was $150,936,667, consisting of $170,475,552 gross unrealized appreciation and $19,538,885 gross unrealized depreciation.

At June 30, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	25

For More Information

Ticker Symbol: DREVX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

3

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Fund Incorporated

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	August 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	August 20, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	August 20, 2012

5

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)